UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	June 17, 2014	(June 16, 2014)

FULTON FINANCIAL
CORPORATION
(Exact name of Registrant as specified in its Charter)

Pennsylvania	0-10587	23-2195389
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
One Penn Square Lancaster, Pennsylvania		17604
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code: 717-291-2411
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On June 16, 2014, Fulton Financial Corporation (“Fulton”) elected Lisa Crutchfield to serve as a member of Fulton’s Board of Directors effective June 16, 2014. Prior to her election, Fulton’s Board of Directors determined that Ms. Crutchfield is independent pursuant to NASDAQ and Securities and Exchange Commission rules. Ms. Crutchfield will hold office for a term expiring at Fulton’s annual meeting of shareholders in 2015, and until her successor is elected and qualified. In addition, Ms. Crutchfield will serve as a member of Fulton’s Risk Committee and its Nominating and Corporate Governance Committee.
Since September of 2013, Ms. Crutchfield, age 51, has led the CEO Council for Growth and the Greater Philadelphia Chamber of Commerce in policy, strategy and legislative functions. Prior to her role at the CEO Council, she served as executive vice president and chief regulatory and compliance officer for National Grid USA from 2008 to 2011. She has also held executive roles with PECO Energy Company, TIAA-CREF and Duke Energy. In addition, Ms. Crutchfield has served on numerous boards and commissions, including as an independent director of Unitil Corporation (NYSE:UTL) since December 2012.
There is no arrangement or understanding between Ms. Crutchfield and any other person pursuant to which Ms. Crutchfield was selected as a director. From time-to-time, Fulton’s subsidiary banks enter into lending and other transactions in the ordinary course of business with certain of Fulton’s executive officers, directors (including Ms. Crutchfield), nominees, and their associates, and Fulton expects to have such transactions with these parties in the future. Such transactions are on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans and transactions with persons not related to Fulton, and do not involve more than the normal risk of collectability or present other unfavorable features.
Ms. Crutchfield will receive the standard compensatory and other agreements and arrangements provided to other non-employee directors of Fulton, and this includes but is not limited to, awards under Fulton’s 2011 Directors’ Equity Participation Plan and payments for meeting and retainer fees as described in Fulton’s Proxy Statement dated March 26, 2014.
On June 17, 2014, Fulton issued a press release, attached as Exhibit 99.1 and incorporated herein by reference to this Form 8-K, to announce the election of Ms. Crutchfield.

Item 9.01 - Financial Statements and Exhibits.

(d) Exhibits
Exhibit No.	Description
99.1	Press Release dated June 17, 2014

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 17, 2014	FULTON FINANCIAL CORPORATION
By: /s/ Daniel R. Stolzer
Daniel R. Stolzer
Executive Vice President,
General Counsel and Secretary